UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

Yinfu Gold Corporation
(Exact Name of Registrant as Specified in Charter)

Wyoming	333-152242	20-8531222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2408, Dongfang Science and Technology Mansion, Nanshan District, Shenzhen, China 518000

(Address of Principal Executive Offices) (Zip Code)

86)755-8316-0998

Registrant’s telephone number, including area code

_______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Effective November 27, 2018, Tsang, Yuk Chuen informed Yinfu Gold Corporation (the “Company”) of his intention to resign as the Chief Financial Officer of the Company effective November 27, 2018. Mr. Tsang’s resignation is not as a result of any disagreement between himself and the Company, its management, board of directors or any committee of the Board.

The Board has not yet determined who to name as a new Chief Financial Officer to replace Mr. Tsang.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Resignation Letter, dated November 27, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2018

YINFU GOLD CORPORATION

/s/ Jiang Libin
Jiang Libin
President, Director

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